Delivering innovation by daring to be different December 10, 2018 Exhibit 99.1

Forward Looking Statements This presentation is for informational purposes only and is not an offer to sell or a solicitation of an offer to buy any securities of DARÉ BIOSCIENCE, INC. (“DARÉ” OR THE “COMPANY”). THIS PRESENTATION INCLUDES CERTAIN INFORMATION OBTAINED FROM TRADE AND STATISTICAL SERVICES, THIRD PARTY PUBLICATIONS, AND OTHER SOURCES. DARÉ HAS NOT INDEPENDENTLY VERIFIED SUCH INFORMATION AND THERE CAN BE NO ASSURANCE AS TO ITS ACCURACY.   ALL STATEMENTS IN This presentation, OTHER THAN STATEMENTS OF HISTORICAL FACT, ARE forward-looking statements within the meaning of federal securities laws. IN SOME CASES, YOU CAN IDENTIFY FORWARD-LOOKING STATEMENTS BY TERMS SUCH AS “MAY,” ”WILL,” “EXPECT,” “PLAN,” “ANTICIPATE,” “Strategy,” “designed,” “COULD,” “INTEND,” “BELIEVE,” “ESTIMATE,” “Target,” OR “POTENTIAL” AND OTHER SIMILAR EXPRESSIONS, OR THE NEGATIVE OF THESE TERMS. Forward-looking statements involve risks, uncertainties and assumptions that may cause DARÉ’S actual results, performance or achievements to be materially different from THOSE expressed or implied by the forward-looking statements, INCLUDING, WITHOUT LIMITATION risks and uncertainties relating to: the outcome or success of clinical trials; DARÉ’s ability to raise additional capital as needed; DARÉ’s ability TO OBTAIN AND MAINTAIN INTELLECTUAL PROPERTY PROTECTION FOR ITS PRODUCT CANDIDATES; DARÉ’S ABILITY TO DEVELOP product candidates ON THE TIMELINEs set forth HEREIN; and other risk factors described in DARÉ’s most recent annual report on form 10-K and quarterly report on form 10-q filed with the Securities and Exchange Commission. All forward-looking statements in this presentation are current only as of the date hereof and DARÉ does not undertake any obligation to update any forward-looking statement to reflect new information, future developments or otherwise, except as required by law.

Vision: To become the coordinating presence in women’s health. Mission: We achieve this by identifying, unlocking and advancing innovation that improves health outcomes and promotes a better quality of life for women. Vision & Mission

Daré Highlights Daring to be different A pure play biopharmaceutical company focused on improving the health and well being of women. Focused on targeted delivery of products to address persistent unmet needs in women’s health: Pregnancy Prevention Sexual Health Vaginal Health Fertility The portfolio is well positioned to drive upside value in the short-and-long term and the majority of assets are well positioned to be first-in-category opportunity. Multiple milestones and value drivers expected over the next 12 - 24 months: Advancing our Phase 3 and two Phase 2 programs, and Initiating development activities on Phase 1 and preclinical programs.

Coordinating Presence in Women’s Health Linking innovation to commercialization 1. https://www.prnewswire.com/news-releases/womens-health-market-size-worth-513-billion-by-2025--cagr-39-grand-view-research-inc-651064753.html Global Women's Health Market Worth $51 Billion by 2025 - CAGR: 3.9% 1 Women’s Health Network of Product Developers Women’s Health Network of Potential Commercial Partners* Strategic Science & Technologies *Company names and logos are for illustrative purposes only.

Timeline reflects management’s current estimates and constitutes a forward looking statement subject to qualifications elsewhere in the presentation. Actual development timeline may be substantially longer, and Daré is under no obligation to update or review this estimate. ^505(b)(2). *Ovaprene Post Coital Test (PCT) is a pre-pivotal clinical study.. ‡HRT Phase 1 study to be conducted in Australia by Daré subsidiary. Barrier IVR Ferrous gluconate Non-Hormonal, Monthly Contraception Ovaprene® (PCT)* Top line 2H 2019 Topical Cream Sildenafil Female Sexual Arousal Disorder Sildenafil Cream, 3.6%^ Top line 4Q 2020 IVR Natural Estradiol + Natural progesterone Hormone Replacement Therapy DARE-HRT1^‡ Topline 2H 2019 Formerly JNP-0201 Vaginal Insert SERM Vulvar and Vaginal Atrophy (HR+ Breast Cancer Population) DARE-VVA1^ IVR Natural progesterone Pregnancy Maintenance (PTB & ART) DARE-FRT1^ IVR Oxybutynin Over-Active Bladder DARE-OAB1^ Ca2+ Target Non-Hormonal Male & Female Contraceptive Target DARE-RH1 Injectable Etonogestrel 6 & 12 Month Injectable Contraception ORB 204 & 214^ Vaginal Gel Clindamycin Bacterial Vaginosis DARE-BV1^ Phase 3 Initiation 2H 2019 Formerly JNP-0301 Formerly JNP-0101 Formerly PT-101 Formerly CatSper Formerly MP-101 CDRH / Device Lead

DARE-BV1 (Formerly MP-101) Clindamycin 2% gel for Bacterial Vaginosis

BV is the most commonly reported vaginal infection in women ages 15-44.1 BV is characterized by a shift in the vaginal flora from the dominant Lactobacillus to a polymicrobial flora.2 BV has been associated with serious health issues, including preterm births, pelvic inflammatory disease, increased susceptibility to sexual transmitted infections (including HIV infection) and other chronic health problems.1,2 A number of potential microbial pathogens, singly and in combinations, have been implicated in the disease process. The list of possible agents includes Gardnerella, Atopobium, Prevotella, Peptostreptococcus, Mobiluncus, Sneathia, Leptotrichia, Mycoplasma, and BV-associated bacterium 1 (BVAB1) to BVAB3.1 Bacterial Vaginosis (BV) Symptoms & Causes of BV Center for Disease Control and Prevention (CDC). www.cdc.gov/std/bv/stats.htm Onderdonk, A. et al. “The Human Microbiome during Bacterial Vaginosis,” Clinical Microbiology Reviews, April 2016 Volume 29 Number 2

BV is characterized by the presence of three of the following four criteria: Vaginal pH of >4.5 Clue cells on saline wet mount Release of a fish amine odor, A characteristic thin, homogenous vaginal discharge. In 1991, Nugent et al. described a Gram stain scoring system of vaginal smears to diagnose BV. 1,3 The Nugent score is calculated by assessing for the presence of large gram-positive rods (Lactobacillus morphotypes; decrease in Lactobacillus scored as 0 to 4), small gram-variable rods (G. vaginalis morphotypes; scored as 0 to 4), and curved gram-variable rods (Mobiluncus spp. morphotypes; scored as 0 to 2) and can range from 0 to 10. A score of 7 to 10 is consistent with BV. 1,3 BV is not considered to be a sexually transmitted infection, but it is more common in women who are sexually active. Bacterial Vaginosis (BV) Symptoms & Causes of BV Sha, Beverly E., et al. “Utility of Amsel Criteria, Nugent Score, and Quantitative PCR for Gardnerella vaginalis, Mycoplasma hominis, and Lactobacillus spp. for Diagnosis of Bacterial Vaginosis in Human Immunodeficiency Virus-Infected Women.“ JOURNAL OF CLINICAL MICROBIOLOGY, Sept. 2005, p. 4607–4612 https://www.keepherawesome.com/bacterial-vaginosis Wilson, J. “Managing recurrent bacterial vaginosis.” Sexually Transmitted Infections. 2004; 80(1): 8–11.. 2

In the US, an estimated 21 million women aged 14-49 years (approximately 29%) are infected with BV.1,2 BV leads to symptoms including abnormal vaginal discharge and odor that are unpleasant and disrupt and interfere with a woman’s relationships and general quality of life. According to IMS/IQVIA data, the 2016 U.S. annual sales figures for BV prescriptions were in excess of $150 million including utilization of oral and vaginal forms of Clindamycin and Metronidazole.3 Starpharma’s VivaGel® has a PDUFA date scheduled for January 2019 (BV treatment and prevention).4 Lupin’s 1x oral Solosec® launched in May of 2018.5 Bacterial Vaginosis Market Opportunity https://www.cdc.gov/std/bv/stdfact-bacterial-vaginosis.htm; Sucher, Allana et al., “Bacterial Vaginosis: A Review,” US Pharmacist 2018: 43(9):32-33 IMS/IQVIA data (2016). Data on file https://www.biopharmcatalyst.com/calendars/pdufa-calendar http://www.lupinpharmaceuticals.com/lupin-launches-solosec-secnidazole-2g-oral-granules-in-the-us.htm .

DARE-BV1 met clinical cure endpoint in a proof-of-principle investigator initiated clinical study for the treatment of BV. Novel proprietary hydrogel-based drug delivery technology has been developed for use in intravaginal and urology applications. Designed to improve efficacy through unique features: in-situ gelation, sustained erosion and adhesion at the site of administration. DARE-BV1 utilizes a proprietary drug delivery platform to deliver 2% clindamycin intravaginally. Novel formulation is designed to improve efficacy following single administration due to optimal dual release sustained-erosion of clindamycin. Primary efficacy endpoint met in a proof-of-principle investigator initiated study in 30 women: 88% of evaluable subjects met clinical cure endpoint at Test-of-Cure visit. 505(b)(2) regulatory pathway enables concise clinical development plan: NDA filing with FDA planned following successful completion of a single, ~250 subject pivotal study. Patents covering the licensed technology have been granted with terms through 2028 and additional patents pending would have terms through 2035. Bacterial Vaginosis DARE-BV1 (Formerly MP-101) Opportunity Highlights

Bacterial Vaginosis DARE-BV1 (Formerly MP-101) Proof of Principle Study Design Eligibility: Female subjects 18 years or older with confirmed clinical diagnosis of BV Primary Endpoint: Clinical Cure at Test-of-Cure visit (defined as resolution of clinical findings from baseline visit); Secondary Endpoints: Proportion of patients with therapeutic and bacteriologic cures,1,2 Safety: Patients were questioned about their comfort level and adverse reactions they experienced. Day 1 Baseline Visit Day 7 - 14 Test-of-Cure Visit Day 21 - 30 Continued Clinical Response Visit Proof of Principle Study Design (n = 30) Single dose administered Tests Performed: Physiological symptoms pH Saline “wet mount” 10% KOH “whiff test” Urine pregnancy (if needed) Patients questioned regarding comfort level & re-examined Tests Performed: Physiological symptoms pH Saline “wet mount” 10% KOH “whiff test” Urine pregnancy (if needed) Patients questioned regarding experience & re-examined Tests Performed: Physiological symptoms pH Saline “wet mount” 10% KOH “whiff test” Urine pregnancy (if needed) Study Objective: Study the Efficacy and Safety of DARE-BV1 in the Treatment of Bacterial Vaginosis Therapeutic cure was a composite endpoint, which required both clinical cure (defined as clinical cure: resolution of all 4 Amsel criteria) and bacteriologic cure (Nugent score < 4). Bacteriologic cure required a Nugent score < 4. Amsel & Gram Stain Criteria: https://www.cdc.gov/std/tg2015/bv.htm

Bacterial Vaginosis DARE-BV1 (Formerly MP-101) Proof-of-Principle Study Summary 30 subjects; 26 subjects were evaluable Test-of-Cure Visit (Day 7 – 14): 88% (n = 23) subjects achieved clinical cure 5 of 9 subjects had therapeutic cure and 6 of 9 had bacteriologic cures Continued Clinical Response Visit (Day 21 – 30): 92% (n = 24) subjects showed continued clinical cure 6 of 9 subjects had therapeutic cure and 7 of 9 had bacteriologic cures * Based on data from 9 evaluable patients https://dailymed.nlm.nih.gov/dailymed/fda/fdaDrugXsl.cfm?setid=551e43d5-f700-4d6e-8029-026f8a8932ff&type=display http://www.clindesse.com/pdf/PI.pdf Efficacy of MP-101 gel for the Treatment of Bacterial Vaginosis Product Clinical Cure Nugent Cure Therapeutic Cure MP-101 88% 67%* 55%* Solosec® 1 62% 49% 37% Clindesse® 2 42% 64% 56% Metronidazole vaginal gel, 1.3% 3 37% 20% 17% http://www.accessdata.fda.gov/drugsatfda_docs/label/2014/205223s000lbl.pdf A single dose of DARE-BV1 demonstrated high clinical cure rate compared to other approved products DARE-BV1

Bacterial Vaginosis DARE-BV1 (Formerly MP-101) Opportunity Highlights DARE-BV1 offers an attractive value proposition based on an established clinical profile of clindamycin, 505(b)(2) regulatory pathway and an attractive commercial opportunity. 505(b)(2) Regulatory Pathway Single Phase 3 clinical trial planned for FDA approval Established Clinical Profile Vaginal application of DARE-BV1 (clindamycin phosphate 2%) has been shown to be safe and well tolerated Proof-of-principal study of DARE-BV1: Showed an 88% clinical cure rate in BV patients Favorable efficacy profile over currently approved treatments Attractive Market Opportunity U.S. prevalence estimated to be ~21 million among women ages 14-49 Approved prescription drugs have clinical cure rates of <70% Opportunity for significant upside and market expansion

1. Global Market Insights, https://globenewswire.com/news-release/2016/05/19/841462/0/en/Contraceptives-Market-size-to-exceed-33-Billion-by-2023-Global-Market-Insights-Inc.html Contraception $32 billion global category1

Innovation in Contraception Advances in hormone products have largely focused on reducing the hormone dosage, adjusting or extending the duration of protection and optimizing methods of administration. Convenience is driving new innovation NuvaRing® Monthly, convenient vaginal ring product form. 2017 revenue: $761 million (Merck).5 Mirena® Physician inserted, long-acting. Low/locally delivered hormone IUS. 2017 revenue: $1.12 billion (Bayer).5 What’s Driving Innovation in Contraception 1. Lo Loestrin Fe contains a low-dose combination of two female hormones. https://www.loloestrin.com/loloestrin/about-lo-loestrin. Lo Loestrin® and its design are registered trademarks of Allergan Pharmaceuticals International Limited. 2. Minastrin https://www.minastrin24.com. Minastrin® is a registered trademark of Allergan Pharmaceuticals International Limited. 3. https://www.nuvaring.com/how-nuvaring-works/ 4. https://www.mirena-us.com/about-mirena/ 5. 2017 SEC Financial Filings 1 2 3 4

The US Contraceptive Market is Large >$6 billion in US Rx sales of contraceptive products (2016).1 40 million women of reproductive age currently use a contraceptive method.2 Ready for Innovation 4 in 10 women not satisfied with their current method.2 ~50% of women opting for a shorter-acting reversible method.3 Limited product mix in the OTC non-hormonal contraceptive category Most non-hormonal options are over the counter (OTC) and are not optimal in terms of effectiveness or convenience. Largest SKUs in the OTC channel are condoms and Plan-B.4 U.S. Contraceptive Market $6 Billion IMS NSP through Dec 2016 www.guttmacher.org, contraceptive fact sheet Ersek, J, Matern Child Health J (2011) 15:497–506 IRI Data

Women’s Preferences Effective Pregnancy Prevention Convenient Product Forms Independent surveys revealed that the vaginal ring has many of the features women deemed extremely important.1 Less Hormones A majority of women prefer a monthly option with a lower hormone dose than the pill.2 Methods not in the moment (noncoital) 75% of women who practice contraception currently use non-coital (not in the moment) methods.3 What Women Want from Birth Control Lessard, L,Perspectives on Sexual and Reproductive Health, Volume 44, Number 3,9-2012 Hooper, DJ, Clin Drug Investig. 2010;30(11):74963 https://www.guttmacher.org/fact-sheet/contraceptive-use-united-states

Non-hormonal Products (marketed or in development) Spermicides / vaginal gels Least effective woman controlled. On-demand / pre-coital application. Condoms Effective, not woman controlled. On-demand / pre-coital application. Diaphragms Most effective woman controlled. On-demand / pre-coital insertion. Long-acting IUD Most effective. Requires physician insertion/removal. What’s Driving Innovation in Contraception Innovation in Contraception - What’s Missing? Non-hormonal, non-coital alternatives that are effective and easy to use. 100% Effective = 0% Risk of Pregnancy / vaginal gels Trussell J. Contraceptive Efficacy. In Hatcher RA, Trussell J, Nelson AL, Cates W, Kowal D, Policar M. Contraceptive Technology: Twentieth Revised Edition. New York, NY: Ardent Media, 2011. http://www.contraceptivetechnology.org/wp-content/uploads/2013/09/CTFailureTable.pdf 1 1,2 A non-hormonal, non-daily, woman controlled option with efficacy approaching traditional hormonal methods aligns well with consumer need states.

Ovaprene® A New Contraceptive Opportunity Monthly Non-Hormonal Opportunity

Ovaprene® Non-hormonal, Monthly Vaginal Ring Spermiostatic Environment1 Achieved through a contraceptive-loaded silicone ring matrix. Releasing non-hormonal active Ferrous gluconate. Physical Barrier1 3-D, non-braided, fluid-permeable mesh barrier. Rx distribution (OB/GYN) – anticipated upon approval. Patent Protection1 12 issued patents worldwide (9 U.S.). IP coverage through August 2028. Potential extension to 2033. 1. Data on file Ovaprene® A New Contraceptive Opportunity

2009 - Postcoital Assessment:1 Open-label, single-arm, pilot safety and tolerability study. Published in the Journal of Reproductive Medicine, 2009. Patients: N= 20; all women completed one cycle of use. Results: Postcoital testing revealed no viable sperm in the cervical mucus. No colposcopic abnormalities, no significant changes in vaginal flora and no serious adverse effects observed. Ovaprene® Non-hormonal, Monthly Vaginal Ring Ovaprene successfully prevented sperm from reaching the cervical canal in a previous human postcoital test (PCT) clinical study. In PCT studies of similar size, products (diaphragms) with no motile sperm in the cervical mucus during their PCT assessments demonstrated “typical use” contraceptive effectiveness of 88% in pivotal contraceptive studies evaluating pregnancy rates over time. Journal of Reproductive Medicine 2009; 54: 685-690 Trussell J. Contraceptive Efficacy. In Hatcher RA, Trussell J, Nelson AL, Cates W, Kowal D, Policar M. Contraceptive Technology: Twentieth Revised Edition. New York, NY: Ardent Media, 2011. http://www.contraceptivetechnology.org/wp-content/uploads/2013/09/CTFailureTable.pdf 2,3 Ovaprene® A New Contraceptive Opportunity

Step 1 – Postcoital test (PCT) 2018 / 2019* The study is enrolling 50 couples. 25 women complete a total of 21 visits Evaluated over the course of five menstrual cycles. Each woman’s cervical mucus will be examined at several points during the study: Cycle 1 - Baseline (excludes the use of any product), Cycle 2 – Use of a barrier method (diaphragm), Cycles 3,4 and 5 - Ovaprene vaginal ring. Assess motile sperm per high powered field (HPF) in the cervical mucus, post coitus. Safety assessments, PK, acceptability, fit, and ease of use. *Anticipated regulatory pathway and timelines. Daré has not had any communications with the FDA regarding the specific PMA requirements for Ovaprene. Ovaprene® Non-hormonal, Monthly Vaginal Ring U.S. Regulatory Strategy PMA with CDRH (Medical Device Division) as lead review division. Pathway expected to be based on similar CDRH approvals - Example: Caya® diaphragm.* Step 2 – Pivotal Study 2020 / 2021* Single pivotal clinical (expected). N= ~250 completers over 6 months of use. Primary Endpoints: Safety & Efficacy Pregnancy probability. Secondary Endpoints: Acceptability /product fit/ ease of use. Assessments of vaginal health. Ovaprene® A New Contraceptive Opportunity Data from the study is expected to be available in the second half of 2019. If there is demonstration of feasibility in the PCT clinical trial, the Company intends to prepare and file an Investigational Device Exemption (IDE) with the FDA to commence a pivotal clinical trial to support marketing approvals of Ovaprene in the United States, Europe and other countries worldwide.

https://www.urban.org/urban-wire/women-want-effective-birth-control Lessard, L,Perspectives on Sexual and Reproductive Health, Volume 44, Number 3,9-2012 Hooper, DJ, Clin Drug Investig. 2010;30(11):74963 Ersek, J, Matern Child Health J (2011) 15:497–506 Journal of Reproductive Medicine 2009; 54: 685-690 Features Desired Most in Birth Control:1-4 Design Features of Ovaprene:5 Convenience (Easy to Use & Easy to Remember) Monthly Ring Product Form Women chose rings for the convenience of a non-daily option. Hormone Free No Hormones in the API Unique dual action MOA (spermiostatic & barrier). Efficacy Potential for Contraceptive Effectiveness at the Lower End of the Hormone Contraceptive Range. Favorable Side Effect Profile No Colposcopic Abnormalities No significant changes in vaginal flora. No serious adverse effects observed in prior published study. Easily Manage Fertility No Systemic Activity Inserted and removed without a provider. Immediate return to fertility. Ovaprene® A New Contraceptive Opportunity Ovaprene® Non-hormonal, Monthly Vaginal Ring

1. https://www.visiongain.com/Press_Release/911/Sexual-dysfunction-drugs-market-will-reach-7-7bn-in-2019 Female Sexual Arousal Disorder (FSAD) World market for both male and female sexual dysfunction drugs will reach 7.7 billion in 20191 Women’s Sexual Health & Wellness

Vulvar-Vaginal Atrophy Female Sexual Arousal Disorder (FSAD) Dyspareunia Hypoactive Sexual Desire Disorder (HSDD) Female Sexual Dysfunction (FSD) With its approval of Addyi®, FDA has now acknowledged and formally classified the distinct and separate disorders that comprise Female Sexual Dysfunction. Where HSDD is characterized primarily by a lack of sexual desire, FSAD is characterized primarily by an inability to attain or maintain sufficient physical sexual arousal. Female Sexual Dysfunction Market Landscape INTRAROSA is a registered trademark of Endoceutics, Inc. Imvexxy is a trademark of TherapeuticsMD, Inc. Osphena is a registered trademark of Duchesnay USA, Pennsylvania, USA. ESTRACE® is a registered trademark of Allergan Pharmaceuticals International Limited. Premarin is a registered trademark of Pfizer Inc. Addyi is a registered trademark of Sprout Pharmaceuticals, Inc. Bremelanotide is a registered trademark of Palatin Technologies, Inc. No Approved Products

Female Sexual Arousal Disorder (FSAD) FSAD is characterized primarily by an inability to attain or maintain sufficient physical sexual arousal; it is also characterized by distress or interpersonal difficulty.* Estimated 23-33% of women suffer from arousal disorder: Meta-analysis of 95 studies from 2000-2014 indicated the prevalence of Female Sexual Dysfunction in premenopausal women worldwide is 40.9%, and difficulty with arousal alone is 23%.1 33% of women in the U.S. age 21 to 60 (approximately 20 million women), experience symptoms of low or no sexual arousal.2,3 10 million women are considered distressed and actively seeking treatment.2 Female Sexual Arousal Disorder FSAD McCool et al. Sex Med Rev 2016;4:197-212. Ad Hoc Market Research: FSAD Prevalence Report (Oct 2015) conducted for SST LLC. Based on US Census projections for 2016. *Diagnostic and Statistical Manual 4th Edition Text Revision (DSM IV TR), defines female sexual arousal disorder as a persistent or recurrent inability to attain or to maintain until completion of the sexual activity, an adequate lubrication-swelling response of sexual excitement. The diagnostic criteria also state that the inability causes marked distress or interpersonal difficulty, is not better accounted for by another Axis I disorder (except another sexual dysfunction), and is not due exclusively to the direct physiological effects of a substance (e.g., a drug of abuse, a medication) or a general medical condition.

† Twelve healthy premenopausal women were studied. P<0.05 P=0.093 P=0.015 P=0.017 † Question #2 – “After taking study medication, the sensation/feeling in my genital (vaginal, labia, clitoris) area during intercourse or stimulation (foreplay) seemed to be: (a) more than before, (b) less than before, or (c) unchanged”. Question #4 – “After taking the study medication, intercourse and/or foreplay was: (a) pleasant and satisfying; better than before taking the study medication, (b) unpleasant; worse than before taking study medication, (c) unchanged; no difference, or (d) pleasant; but still not like it used to be or I would like it to be.” 202 postmenopausal women with FSAD who had protocol specified estradiol and free testosterone concentrations, and/or were receiving estrogen and/or androgen replacement therapy were studied. Pfizer VPA Clinical Lab Study – Oral Viagra® Pfizer Clinical Field Study – Oral Viagra® Pfizer Viagra® Studies Increased Blood Flow and Clinical Efficacy with Oral Sildenafil in Women Female Sexual Arousal Disorder (FSAD) Sildenafil Demonstrated Statistically Significant Results Statistically significant increases in Vaginal Pulse Amplitude (VPA)1 Statistically significant improvement in genital stimulation (FIEI)2 Female Intervention Efficacy Index (FIEI) The Enhancement of Vaginal Vasocongestion by Sildenafil in Healthy Premenopausal Women. Journal of Women’s Health & Gender-Based Medicine. Vol. 11, No. 4. 2002 Safety and Efficacy of Sildenafil Citrate for the Treatment of FSAD: A Double-Blind, Placebo Controlled Study. The Journal of Urology. Vol 170, 2333-2338, December 2003.

Female Sexual Arousal Disorder (FSAD) Sildenafil Cream, 3.6% – Formulation Innovation Sildenafil Cream, 3.6% designed to directly increase local blood flow to the genital tissue. Localized action, with minimal systemic uptake of the active drug.1 6 issued patents in the U.S. on the topical delivery of Sildenafil and other PDE-5 inhibitors. Leveraging the known therapeutic benefit of oral sildenafil to stimulate increased blood flow to the genital tissue. If approved, Sildenafil Cream, 3.6% may offer a safe, effective and ‘on demand’ solution to difficulties with sexual arousal. SST Formulation Technology 1. Data on file Sildenafil Cream, 3.6% FSAD

Continue to explore additional clinical and non-clinical work that might be valuable or required to support the overall program and the anticipated design of the Phase 2b. Planned Type C Meeting Content Validity Initiated (4Q 2018) At Home Study 2b At Home Study Topline Data – 4Q 2020 A content validity study is designed to help ensure the concepts we plan to measure are the most important and relevant to our target population.  It is a focus group type study where in-depth one-to-one interviews are conducted with individuals who have FSAD. The interviews are conducted in a population that, as closely as is reasonable, matches the proposed clinical trial population.  It includes an open-ended discussion in which the participant will be asked about their experience of sexual arousal problems and any associated impact. In addition, the participant will be asked to complete the PRO instrument proposed to be used in the Phase 2b and Phase 3 clinical trials, to provide feedback on the relevance of the questions in the PRO instrument and on the clarity and understandability of all questions, instructions, and response options. This is a non-interventional study – participants will not be asked to use or evaluate any products. Because our plan is for the endpoints used in the Phase 2b to reflect the endpoints used in the Phase 3 trials, after the content validity study is completed, and before we commence a Phase 2b at home trial, we will request at Type C meeting to get feedback on whether the agency agrees that the PRO instruments are content valid for the target population.  The Phase 2b at-home study will allow patients to use the investigational product and placebo in their home setting.  The FDA is agreeable to a 12-week Phase 2b for Sildenafil Cream, 3.6% to assess reasonable safety and preliminary efficacy.  The 2016 Draft Guidance reflects expectations regarding phase 3 study length and patient population. Sildenafil Cream, 3.6% Phase 2b

Vulvar-Vaginal Atrophy Female Sexual Arousal Disorder (FSAD) Dyspareunia Hypoactive Sexual Desire Disorder (HSDD) Female Sexual Dysfunction (FSD) With its approval of Addyi®, FDA has now acknowledged and formally classified the distinct and separate disorders that comprise Female Sexual Dysfunction. Where HSDD is characterized primarily by a lack of sexual desire, FSAD is characterized primarily by an inability to attain and/or maintain sufficient physical sexual arousal. Female Sexual Dysfunction Market Landscape INTRAROSA is a registered trademark of Endoceutics, Inc. Imvexxy is a trademark of TherapeuticsMD, Inc. Osphena is a registered trademark of Duchesnay USA, Pennsylvania, USA. ESTRACE® is a registered trademark of Allergan Pharmaceuticals International Limited. Premarin is a registered trademark of Pfizer Inc. Addyi is a registered trademark of Sprout Pharmaceuticals, Inc. Bremelanotide is a registered trademark of Palatin Technologies, Inc. Sildenafil Cream, 3.6% (If approved)

$32 billion global category* Innovative Vaginal Drug Delivery Well characterized therapeutic options

Features of the Juniper intravaginal ring technology include: Sustained drug delivery. Variable dosing and duration. Single or multiple drug delivery via a solid ethylene vinyl acetate polymer matrix (without the need for a membrane or reservoir to contain the active drug or control the release). Current 505(b)(2) candidates licensed from Juniper include: DARE-OAB1 Formerly JNP-0101, an oxybutynin ring for the treatment of overactive bladder; DARE-HRT1 Formerly JNP-0201, a combination estradiol + progesterone ring for hormone replacement therapy. DARE-FRT1 Formerly JNP-0301, a natural progesterone ring for the prevention of preterm birth and for fertility support as part of an IVF treatment plan. IVR Technology http://www.ibtimes.com/robert-langer-top-mit-biomedical-engineer-father-30-companies-how-launch-successful-2141263 https://reproendo.mgh.harvard.edu/programs/research-investigators/dr-william-crowley/ Daré has an exclusive, global license to Juniper’s novel IVR technology originally developed by Dr. Robert Langer from MIT and Dr. William Crowley from Massachusetts General Hospital and Harvard Medical School.  Intravaginal Ring (IVR) Technology Platform Daré’s exclusive license covers all rings in development as well as additional applications of the intravaginal ring technology platform in other therapeutic areas.

HRT Market Overview Hormone Replacement Therapy (HRT) HRT remains the most effective treatment for vasomotor symptoms (VMS) and the genitourinary syndrome of menopause (GSM) and has been shown to prevent bone loss and fracture.1 45M women in U.S. approaching or in menopause.2 2012 NAMS consensus statement supports HRT in peri- and post-menopausal women.3 NAMS recommends Non-oral route over oral.3 ~$1.5 B Compounded $660M FDA-approved The 2017 hormone therapy position statement of The North American Menopause Society; Menopause: The Journal of The North American Menopause Society Vol. 24, No. 7, pp. 728-753 U.S. Census Bureau, Population Division. Table 2. 2015 to 2060 (NP2012-T2). Released Dec. 2012. Menopause, Vol. 19, No. 3, 2012. U.S. 2014. Source: Symphony Health Solutions Report

DARE-HRT1 Phase 1 Overview Hormone Replacement Therapy (HRT) DARE-HRT1 for the treatment of VMS due to menopause Proposed Study: A Phase 1, Open-Label, 3-arm Parallel Group Study to Evaluate the Pharmacokinetics and Safety of DARE-HRT1 (80 µg and 160 µg Estradiol/ 5 mg and 10 mg Progesterone Intravaginal Rings) in Healthy Post-Menopausal Women. Primary Objectives: To describe the PK parameters over 28 days using two different dose combinations of DARE-HRT1 Intravaginal ring (IVR): Estradiol 80 µg/Progesterone 5 mg IVR Estradiol 160 µg/Progesterone 10 mg IVR Identify the steady-state PK after 28 days of each DARE-HRT1 N=60

Vaginally Delivered Tamoxifen to treat VVA in HR+ Breast Cancer Patients DARE-VVA1 (Formerly PT-101) A proprietary vaginal formulation of tamoxifen, has the potential to be a first-in-class treatment for vulvar and vaginal atrophy (VVA) in patients with hormone-receptor-positive (HR+) breast cancer. VVA is a chronic condition characterized by pain during intercourse, vaginal dryness and irritation. Most women use localized estrogen therapy which is contraindicated for more than two million women diagnosed with, or at risk of recurrence of, ER-positive and PR-positive breast cancer.1 Daré intends to develop this novel local application of tamoxifen to mitigate the symptoms of VVA for patients with or at risk for hormone-receptor-positive breast cancer, including women currently on anti-cancer therapy. Due to the use of aromatase inhibitors for the treatment of HR+ breast cancer, the prevalence of VVA in postmenopausal breast cancer patients is reported to be between 42 and 70 percent.2 If approved, DARE-VVA1 has the potential to be the first treatment specifically developed for VVA in patients with hormone-receptor positive breast cancer. DARE-VVA1 Vaginally Delivered Tamoxifen for VVA https://www.ncbi.nlm.nih.gov/pmc/articles/PMC2800285/#S16title Clinical Breast Cancer: https://www.sciencedirect.com/science/article/pii/S1526820917300952

$32 billion global category* Strategic Pre-Clinical Candidates Contraceptives that address global gaps

Dare’s Innovation Engine Reproductive Health Public & Private Sector Funding "Innovative partnerships increase access to family planning, helping more women plan their lives and shape their futures.” Chris Elias, President Global Development Program, Bill & Melinda Gates Foundation Major foundations contribute hundreds of millions of dollars to fund new innovation in women’s reproductive health. Daré has emerged as the coordinating presence among these organizations and is well positioned to partner on the product candidates with significant market potential. Development organizations screen and advance promising new innovation.

Organization Funding Source / Donor Product Name License Holder / Partner Form Indication Annual Sales / Corporate Value1    The Population Council USAID Gates Foundation Therapeutics MD Ring Pregnancy Prevention $20M upon FDA approval; $20M first commercial batch, milestones + royalties 2018 USAID Paragard Cooper Surgical IUD Pregnancy Prevention Cooper Surgical $1.1B Acquisition from Teva 2017 USAID Mirena Bayer IUS Pregnancy Prevention >$1.1B (Global sales) 2018 USAID Jadelle Bayer Implant Pregnancy Prevention ~$400M (Global sales) Medicines360 Large Anonymous Donor Liletta Allergan IUS Pregnancy Prevention $50M upfront; $125M milestones + royalties, 2013 Value Creation in Women’s Reproductive Health Addressing Global Gaps in Contraception 1 SEC Filing/IMS Data Annovera

DARE-RH1 (CatSper) A Novel Approach To Male And Female Contraception. The identification of the CatSper target represents the potential to develop a novel class of non-hormonal contraceptive products for both men and women. The discovery of a sperm-specific ion channel, CatSper, was validated in animal models where it was demonstrated that male mice lacking CatSper have poor sperm motility. CatSper proteins are ion channels expressed solely in the membranes of sperm flagellum and are essential to sperm motility. Pre-clinical research has demonstrated CatSper mediates hyperactive motility of sperm. Sperm hyperactivity is necessary to penetrate the physical barrier known as the zona pellucida which encloses the ovum and protects the egg.1 The contraceptive benefit of targeting CatSper is achieved by inhibiting sperm hyperactivity and preventing egg fertilization. DARE-RH1 CatSper Contraception http://journals.plos.org/plosone/article?id=10.1371/journal.pone.0028359

ORB-204 and ORB-214, injectable etonogestrel1 The initial development on Orbis’ long-acting injectable contraceptive program was carried out under a subcontract funded by Family Health International (FHI 360) through a grant from the Bill & Melinda Gates Foundation. Pre-clinical studies for the 6- and 12- month formulations have been completed to date: Establishing pharmacokinetics and pharmacodynamics profiles. An injectable contraceptive is designed to provide discreet, non-invasive protection over several months Limitations of the currently marketed injectable contraceptive: provides contraceptive protection for only three months, and can delay the ability to get pregnant for up to ten months after receiving the injection. Target product profile of long-acting injectable Prolonged duration (6 to 12 months), improved ease of use, with an improved side effect profile and predictable return to fertility. Long-acting Injectable Contraception 1. Data on file

Investment Highlights

Background NASDAQ:DARE Publicly traded via reverse merger that closed July 19, 2017. Balance sheet, September 30, 2018: $9.5 million in cash. Non-dilutive NIH SBIR Award (Q2-2018): Daré received a Notice of Award for the first $224,665 of an anticipated $1.9 million in grant funding 11.4 million in common shares and 3.7 million warrants No debt. Financial Profile

Sabrina Martucci Johnson, MSc, MIM President and CEO Cypress Bioscience, WCG Advanced Tissue Sciences, Baxter Healthcare Lisa Walters-Hoffert Chief Financial Officer ROTH Capital Partners, Citicorp Securities, Bank of America, Oppenheimer & Co. David Friend, PhD Chief Scientific Officer Evofem Biosciences, CONRAD, Elan Corporation John Fair, MA Chief Business Officer Evofem Biosciences, WCG, Gemini Healthcare, NPA Mark Walters Vice President, Operations Pacira, SkyePharma, Alliance Pharmaceuticals, American Home Products Mary Jarosz, RPh, RAC, FTOPRA Global Head of Regulatory Affairs Evofem Biosciences, WCG, Abbott Laboratories Christine Mauck, MD, MPH Medical Director CONRAD, Population Council, RW Johnson, FDA Bridget Martell, MD, MA Medical Affairs Juniper Pharmaceuticals, Purdue Pharma, Pfizer Nadene Zack, MSc Sr. Director Clinical Operations Retrophin, Aragon, Cypress Bioscience, Pfizer Management Team Daré Bioscience

Roger Hawley (Chairman) Zogenix, Alios Biopharma, Cypress Bioscience, InterMune, Elan Corporation, GSK Jessica Grossman, MD Medicines360, Sense4Baby, Johnson & Johnson Susan Kelley, MD Cerulean, Bayer, BMS, ArQule Greg Matz Cooper Companies, CooperVision, Hewlett Packard William Rastetter, PhD Cerulean, GRAIL, Receptos, Illumina, IDEC Robin Steele, JD, LLM InterMune, Elan Corporation, Alveo, Alios Biopharma Sabrina Martucci Johnson, MSc, MIM Cypress Bioscience, WCG, Advanced Tissue Sciences, Baxter Healthcare Board of Directors Daré Bioscience

Portfolio Timeline Overview Timeline reflects management’s current estimates and constitutes a forward looking statement subject to qualifications elsewhere in the presentation. Actual development timeline may be substantially longer, and Daré is under no obligation to update or review this estimate. Ovaprene (Contraception) PCT Pivotal U.S. Regulatory Filing Potential U.S. Launch Sildenafil Cream, 3.6%^ (FSAD) Longer-Acting Injectable^ ORB- 204 ORB- 214 Vaginal Drug Delivery^ DARE-FRT1 DARE-OAB1 DARE-VVA1 Phase 3 DARE-HRT1^ (Hormone Replacement Therapy) Formerly JNP-0201 Phase 1 CDRH / Device Lead Hormone-Free Contraception DARE-RH1 Pre-Clinical & Strategic Development Options Phase 2b U.S. Regulatory Filing ^505(b)(2). Two Phase 3 Trials DARE-BV1^ (Bacterial Vaginosis) Phase 3 U.S. Regulatory Filing Potential U.S. Launch 2019 2021 2022 2018 2020 2023

www.darebioscience.com Corporate & Investor Communications Daré Bioscience NASDAQ: DARE Trading as DARE since July 20, 2017